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                            REVOLVING LOAN AGREEMENT

                                 BY AND BETWEEN

                           KELLSTROM INDUSTRIES, INC.
                                 (THE BORROWER)

                                       AND

                               BARNETT BANK, N.A.
                                   (THE BANK)

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Copyright 1996

English, McCaughan & O'Bryan, P.A.

All Rights Reserved.








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                                TABLE OF CONTENTS

                  (The Table of Contents for this  Revolving  Loan  Agreement is for convenience of reference only and is not intended to define, limit or describe the scope or intent of any provisions of this Revolving Loan Agreement.)

ARTICLE/SECTION                    HEADING                         PAGE
---------------                    -------                         ----
ARTICLE I                  DEFINITIONS AND ACCOUNTING TERMS........  1

         1.01     Definitions......................................  1
         1.02     Accounting Terms................................. 19

ARTICLE II                 AMOUNTS AND TERMS OF FACILITY 1......... 19

         2.01     Facility 1....................................... 19
         2.02     Borrowing Base for Facility 1.................... 19
         2.03     Facility 1 Note.................................. 20
         2.04     Advance of Proceeds of Facility 1................ 21
         2.05     Interest Rate; Payment of Facility 1 Note........ 21
         2.06     Prepayments...................................... 21
         2.07     Calculation of Interest.......................... 22
         2.08     Set-Off.......................................... 22
         2.09     Late Payment Penalty............................. 22
         2.10     Use of Proceeds.................................. 23
         2.11     Right to Debit Account........................... 23
         2.12     Commitment Fee................................... 23

ARTICLE III       AMOUNTS AND TERMS OF FACILITY 2.................. 23

         3.01     Facility 2....................................... 23





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         3.02     Borrowing Base for Facility 2.................... 23
         3.03     Facility 2 Note.................................. 24
         3.04     Advance of Proceeds of Facility 2................ 25
         3.05     Payment of Facility 2 Note....................... 26
         3.06     Prepayments...................................... 26
         3.07     Calculation of Interest.......................... 26
         3.08     Use of Proceeds.................................. 27
         3.09     Commitment Fee................................... 27

ARTICLE IV        CUSTODY, INSPECTION, COLLECTION AND
                  HANDLING OF COLLATERAL AND RECORDS............... 27

         4.01     Collection of Accounts........................... 27
         4.02     Power of Attorney................................ 28
         4.03     Liability for Handling Collateral................ 28
         4.04     Custodian of Collateral.......................... 29
         4.05     Cash Collateral Account(s)....................... 29

ARTICLE V                  REPRESENTATIONS AND WARRANTIES.......... 29

         5.01     Organization, Corporate Powers, etc.............. 30
         5.02     Authorization of Loan, etc....................... 30
         5.03     Financial Statements............................. 30
         5.04     Tax Returns and Payments......................... 31
         5.05     Agreements....................................... 31
         5.06     Title to Properties and Assets, Liens, etc....... 31
         5.07     Litigation, etc.................................. 32
         5.08     Consents and Approvals........................... 32
         5.09     Enforceable Obligations.......................... 32
         5.10     Full Disclosure.................................. 32
         5.11     Hazardous Materials.............................. 33
         5.12     Outstanding Debt................................. 34

ARTICLE VI        COVENANTS OF BORROWER............................ 34

         6.01     Affirmative Covenants............................ 34








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         6.02     Negative Covenants............................... 40
         6.03     Financial Covenants.............................. 44

ARTICLE VII                CONDITIONS OF LENDING................... 45

A.       The First Advance......................................... 45
         7.01     Evidence of Borrower Action...................... 45
         7.02     Notes............................................ 45
         7.03     Opinion of Counsel to Borrower................... 45
         7.04     Security Agreement and Other Security Documents.. 45
         7.05     Financing Statements............................. 46
         7.06     Property and Public Liability Insurance.......... 46
         7.07     Fees............................................. 46
         7.08     Concerning the Subordinated Debt................. 46
         7.09     Other Documents.................................. 46
         7.10     Asset-Based Lending Audit........................ 47

B.       All Loans................................................. 47
         7.11     Compliance....................................... 47
         7.12     Delivery of Documents............................ 47
         7.13     Borrowing Request................................ 47
         7.14     Supplemental Opinions............................ 47
         7.15     Documentation and Proceedings.................... 48
         7.16     Required Acts and Conditions..................... 48
         7.17     Approval of Bank's Counsel....................... 48
         7.18     Pledge Agreement from Affiliates Created
                    Post-Closing................................... 48
         7.19     Representations and Warranties................... 48
         7.20     No Default or Adverse Change..................... 49
         7.21     Loan Documents................................... 49
         7.22     Payment of Commitment Fee........................ 49
         7.23     Intercreditor Agreements......................... 49

ARTICLE VIII               EVENTS OF DEFAULT....................... 50

         8.01     Events of Default................................ 50











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ARTICLE IX        RIGHTS UPON DEFAULT.............................. 52

         9.01     Acceleration..................................... 52
         9.02     Right of Set-off................................. 52
         9.03     Other Rights..................................... 52
         9.04     Uniform Commercial Code.......................... 52

ARTICLE X                  MISCELLANEOUS........................... 53

         10.01    No Waiver; Cumulative Remedies................... 53
         10.02    Entire Agreement; Amendments, etc................ 53
         10.03    Addresses for Notices, etc....................... 53
         10.04    Applicable Law................................... 54
         10.05    Survival of Representations and Warranties....... 54
         10.06    Time of the Essence.............................. 55
         10.07    Headings......................................... 55
         10.08    Severability..................................... 55
         10.09    Counterparts..................................... 55
         10.10    Conflict......................................... 55
         10.11    Duration......................................... 55
         10.12    Expenses......................................... 55
         10.13    Successors and Assigns........................... 56
         10.14    Cross Defaults................................... 57
         10.15    Non-Waiver....................................... 57
         10.16    WAIVER OF TRIAL BY JURY.......................... 57









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EXHIBIT "A"                FORM OF FACILITY 1 NOTE................. 59
EXHIBIT "B"                FORM OF FACILITY 2 NOTE................. 60
EXHIBIT "C"                FORM OF SECURITY AGREEMENT.............. 61
EXHIBIT "D"                FORM OF LEGAL OPINION................... 62
EXHIBIT "E"                BORROWING BASE CERTIFICATE.............. 63
EXHIBIT "F"                BORROWING REQUEST....................... 64

SCHEDULE 4.07              PENDING LITIGATION...................... 65
SCHEDULE 6.01(L)           OUTSTANDING DEBT........................ 66
SCHEDULE 6.02(C) PLACES OF BUSINESS, LOCATION OF REPAIR FACILITIES AT WHICH COLLATERAL IS
                           CURRENTLY LOCATED....................... 67
SCHEDULE 6.02(F)           PERMITTED LIENS......................... 68










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                            REVOLVING LOAN AGREEMENT

         THIS REVOLVING LOAN AGREEMENT (the "AGREEMENT") made and entered into as of December 23, 1996, by and between KELLSTROM INDUSTRIES, INC., a Delaware corporation formerly known as Israel Tech Acquisition Corp. (hereinafter referred to as the "BORROWER") and BARNETT BANK, N.A., a national banking association (hereinafter referred to as the "BANK").

                                    RECITALS

         A.  Borrower  desires to borrow and obtain from Bank a working  capital
line  of  credit  loan  up  to  a  maximum   amount  of  NINE  MILLION   DOLLARS
($9,000,000.00) ("FACILITY 1").

         B. Borrower desires to borrow and obtain from Bank a revolving line of credit for acquisition of whole-aircraft engines up to a maximum amount of SIX MILLION DOLLARS ($6,000,000.00) ("FACILITY 2") (Facility 1 and Facility 2, individually and collectively the "Loan").

         C. Bank is willing to grant the Loan upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, for and in consideration of the above premises and the mutual covenants and agreements contained herein, and for consideration, acknowledged to be adequate, Borrower and Bank, intending to be legally bound, agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         1.01 Definitions. For the purposes of this Agreement, the following terms shall have the respective meanings specified in this Section 1.01 (such meanings to be equally applicable to both the singular and plural forms of the terms defined):







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         "Account"  shall mean any right to payment  for goods sold or leased or for services rendered by Borrower which is not evidenced by an instrument or chattel paper, whether or not it has been earned by performance including, but not limited to, all contract rights.

         "Account Debtor" shall mean any Person who is obligated on an Account.

         "Account Collateral Certificate" shall mean a certificate executed and certified correct by an officer of Borrower and in form acceptable to Bank setting forth the name and address of each Account Debtor, the amount owed by each Account Debtor and the period of time said Account has been outstanding.

         "Adjusted Base Rate" shall mean a per annum rate of interest that is equal to the Base Rate (as hereinafter defined) plus the Base Rate Spread (as hereinafter defined). The rate of interest charged under this Agreement on sums bearing interest at the Adjusted Base Rate shall change each time the Base Rate is changed. Any such change in the rate of interest shall become effective as of the opening of business on the day on which such change in the Base Rate is made generally effective. A certificate executed by an officer of Bank shall be conclusive as to the Adjusted Base Rate but no certificate need be issued for the Adjusted Base Rate to be effective hereunder.

         "Adjusted Libor" shall mean a per annum rate of interest that is equal to Libor (as hereinafter defined) plus the Libor Spread (as hereinafter defined).

         "Adjusted Rate" shall mean as applicable, Adjusted Base Rate or Adjusted Libor.

         "Advance" shall mean the proceeds of the Loan delivered to Borrower by Bank pursuant to either Section 2.04 or 3.04 hereof.

         "Advance Date" shall mean the date of the Initial Advance or any Subsequent Advance under this Agreement.

         "Affiliate" shall mean any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with Borrower, including a Subsidiary. A Person shall be deemed to control a corporation if such Person possesses, directly or

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indirectly,  through the  ownership of Voting  Stock,  by contract,  management, understanding, relationship, or otherwise, the power to direct or cause the direction of the management and policies of such corporation.

         "Assets" shall mean all property, real or personal, tangible or intangible in which the Borrower has any legal, beneficial or other interest.

         "Authorized Representative" shall mean an officer, member, partner or other representative of an entity who is authorized to execute agreements, documents, or certifications on behalf of such entity and authorized to make decisions, institute litigation, and take all other necessary actions on behalf of such entity.

         "BankAtlantic" shall mean BankAtlantic, a federal savings bank.

         "BankAtlantic Loan" shall mean the loan extended to Borrower by BankAtlantic and evidenced by the loan agreement and related documents dated as of June 22, 1994, as amended, and secured by a mortgage on the Borrower's primary place of business.

         "Base Rate" shall mean the Prime Rate.

         "Base Rate Interest Period" shall mean for each Base Rate Portion, one month.

         "Base Rate Loan" shall mean that portion of the outstanding principal balance of the Loan for which the interest rate is the Adjusted Base Rate.

         "Base Rate Portion" shall mean that portion of the outstanding principal balance of the Loan which is not included in any Libor Portion (as hereinafter defined).

         "Base Rate Spread" shall mean that number of basis points (one eighth of one Percent (1/8%)) to be subtracted from the Base Rate.

         "Borrowing Base" shall mean the assets of Borrower against which Advances may be made, as calculated according to the formulas set forth in Sections 2.02 and 3.02 hereof.

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         "Borrowing Base Certificate"  shall mean,  collectively,  a certificate executed with respect to Facility 1 and a certificate executed with respect to Facility 2, each certificate certified as being true and correct by the chief financial officer or other Authorized Representative of Borrower, setting forth the calculations leading to, as well as the amount of, the relevant Borrowing Base (as further described in Sections 2.02 and 3.02) and including a statement that Borrower is in full compliance with all provisions of the Loan Documents (including without limitation all financial covenants and conditions), the form of which certificate shall be substantially similar to Exhibit E hereto.

         "Borrowing Request" shall mean a request for a Loan in the form of Exhibit "F" attached hereto.

         "Business Day" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in the State of Florida are authorized or required by law to close.

         "Capital Funds" shall mean the sum of Tangible Net Worth plus Subordinated Debt.

         "Capital Funds Ratio" shall mean the ratio of all liabilities of Borrower less Subordinated Debt divided by Capital Funds as of any particular date.

         "Capitalized Lease Obligations" shall mean all rental obligations which, under GAAP, are or will be required to be capitalized on the balance sheet of Borrower.

         "Cash Collateral Account(s)" shall mean Borrower's account(s) established with Bank, which account(s) shall, unless and until the occurrence of an Event of Default, constitute the primary depository account(s) for payments received by Borrower on Accounts under Facility 1 and Facility 2. Upon the occurrence of an Event of Default, the Cash Collateral Account(s) may, at Bank's sole discretion, be replaced with a lockbox/lockboxes established at Bank to receive payments under Facility 1 and Facility 2.

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         "Cash Flow" means,  for any fiscal period,  the difference  between the gross cash receipts and the total amount of gross cash payments arising from operating activities as determined in accordance with GAAP.

         "Chattel Paper" shall mean a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods.

         "Closing Date" shall mean December 23 1996.

         "Collateral" shall mean and include:

                  (a) all Accounts, contract rights, Instruments, Chattel Paper, Documents, Equipment and General Intangibles of Borrower including all bank accounts in which Borrower has deposited proceeds of any Collateral, all patents, trademarks and trade names, files, correspondence, advertising programs, customer lists, all monies becoming due Borrower from any sale of Collateral on account of rebates, warranty service, or bonuses; all amounts due under and all rights under any letters of credit for the benefit of Borrower or in which the Borrower has rights;

                  (b) any other obligations or indebtedness owed to Borrower from whatever source arising;

                  (c) all rights of Borrower to receive any payments in money or in kind;

                  (d) all of Borrower's right, title and interest in and to, and all of Borrower's rights, remedies, security interests and liens under, guaranties or other contracts of suretyship, security therefor, security agreements, deposits, leases or other agreements or property securing or relating to any of the items referred to in subparagraph (a) hereof or acquired for the purpose of securing and enforcing any of such items;

                  (e) all of Borrower's right, title, and interest in and with respect to the goods, services, or other property that gave rise to or that secure any of the foregoing and insurance policies relating thereto (to the extent such collateral constitutes part of the Borrowing Base), and all of Borrower's rights as an unpaid seller of goods and

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services,  including,  but not  limited  to, the rights of  stoppage in transit, replevin, reclamation, repossession, and resale;

                  (f) all Inventory now owned or hereafter owned or acquired by Borrower, wherever located, whether in possession of a seller and identified to a contract of sale between a seller and Borrower, in transit from the seller to Borrower, in transit from Borrower to a purchaser, or being returned to Borrower from any purchaser, on Borrower's premises or elsewhere, all contractual rights to purchase inventory, all shipping invoices, bills of lading, and warehouse receipts covering such inventory, all Eligible Finished Goods Inventory, all Robert A. Ware Materials, work in process and other materials to be used or consumed in Borrower's business;

                  (g) all instruments, documents, securities, cash, and property owned by Borrower or in which Borrower has an interest (except as to which accounts Borrower is trustee), which now or hereafter are at any time in the possession or control of Bank or in transit by mail or carrier to or in the possession of any third party acting on behalf of Bank, without regard to whether Bank received the same in pledge, for safekeeping, as Bank for collection or transmission or otherwise or whether Bank had conditionally released the same, and all of Borrower's deposits, accounts, balances, sums and credits with, and all of Borrower's claims against, Bank;

                  (h) all Books and Records including computer records, files, directories, tapes and programs;

                  (i) all other property and money of Borrower now or hereafter in the possession, custody or control of Bank;

                  (j) all of the foregoing, whether now owned or existing or hereafter created or acquired by Borrower; and

                  (k)      proceeds and products of all such Collateral.

         "Commitment Fee" shall mean $15,000.00 for Facility 1 and $10,000.00 for Facility 2.

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         "Current Assets" shall mean those assets which in the regular course of business of Borrower and its Subsidiaries on a consolidated basis, will be readily and quickly realized or converted into cash, all in accordance with GAAP, within the applicable accounting or time period together with such additional assets as may readily be converted into cash without impairing the business of Borrower or any of its Subsidiaries, and shall include cash, temporary investments, receivables, inventories and prepaid expenses, but shall exclude all inter-company assets between Borrower and such Subsidiaries.

         "Current Liabilities" shall mean those liabilities of Borrower and its Subsidiaries on a consolidated basis, or any portion thereof, the maturity of which will not extend beyond one year from the date said determination is to be made, but excluding all inter-company Liabilities between Borrower and such Subsidiaries.

         "Current Ratio" shall mean, for the applicable period, the ratio of (i) Borrower's Current Assets to (ii) Borrower's Current Liabilities.

         "Day"  shall  mean  a  calendar  day,  unless  the  context   indicates
otherwise.

         "Debt" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services, (ii) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, and (iii) obligations under direct or indirect guaranties in respect of indebtedness or obligations of others of the kinds referred to in clause (i) or
(ii) above.

         "Debt Service Coverage Ratio" shall mean for the applicable period, as to Borrower, the ratio set forth in Section 6.03(c).

         "Default" shall mean any event or condition which with the passage of time or giving of notice, or both, would constitute an Event of Default.

         "Default Rate" shall mean the highest rate of interest permitted from time to time by applicable law.

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         "Document"  shall mean a bill of lading,  dock  warrant,  dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which, in the regular course of business or financing, is treated as adequately evidencing that the person in possession of it is entitled to receive, hold and dispose of the document and goods it covers.

         "Dollars" shall mean lawful money of the United States of America.

         "Due Date" shall mean the date any payment of principal, interest or any other amount is due and payable on the Loan or the Notes.

         "Eligible Accounts" shall mean the net amount of Accounts outstanding after eliminating from the aggregate amount of outstanding Accounts, such Accounts as to which more than 90 days have elapsed since the invoice date, and eliminating:

                  (a) all Accounts arising from sales or services to any single account debtor, more than ten percent (10%) of whose Accounts owing to the Borrower remain unpaid more than 90 days after the invoice date,

                  (b) all Accounts arising from sales or services to any account debtor affiliated with the Borrower,

                  (c) the amount by which Accounts existing as of any point in time during the duration of the Loan arising from sales or services to any one account debtor exceed 20% of the Borrower's Tangible Net Worth as of such time (unless such Accounts are otherwise approved by Bank, in its sole discretion),

                  (d) all U.S. Government account receivables as to which the Borrower has failed to execute such instruments and take all steps required by Bank in order that all monies due and to become due thereunder have been assigned to Bank and notice thereof given to the applicable department, agency and/or instrumentality of the United States Government under the Federal Assignment of Claims Act, as same may be amended from time to time,

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                  (e) (as to Domestic  Accounts but not as to Foreign  Accounts)
all Accounts arising from sales or services to Account Debtors primarily conducting business in foreign countries, and

                  (f) those Accounts excluded because of the credit worthiness of any account debtor and deducting from the aggregate face amount of the remaining Accounts all payments, adjustments, allowances, deductions, discounts and credits applicable thereto and all amounts due thereon considered by the Bank difficult to collect or uncollectible by reason of return, rejection, repossession, loss or damage of or to the merchandise giving rise thereto, which determination shall be final and binding upon the Borrower.

         This list is non-inclusive. The Advance Formula is at all times subject to the right of the Bank to modify it based on findings of its Asset-Based Lending audits and the Bank's sole judgment.

         "Eligible Domestic Account" shall mean Eligible Accounts arising from sales within the United States.

         "Eligible Foreign Accounts" shall mean Eligible Accounts arising from sales or services to Account Debtors primarily conducting business in foreign countries whether or not supported by an irrevocable Letter of Credit issued in favor of Borrower.

         "Equipment" shall mean all goods used or bought for use primarily in the business of Borrower that are not included in the definition of Inventory.

         "Events of Default" shall mean the events of default specified in Article Eight of this Agreement.

         "FAA" shall mean the Federal Aviation Administration or any successor agency.

         "FAA-certified Overhauled Parts Inventory" shall mean those items of Inventory that have accumulated zero hours and cycles since their refurbishment and re-certification by an FAA-certified repair station and were purchased by Borrower less than two years previous to the date of an Advance against such items.

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         "Facility  1"  shall  mean  a  $9,000,000.00   commercial  asset  based
revolving line of credit for working capital.

         "Facility 1 Note" shall mean the demand promissory in the original principal amount of $9,000,000.00 evidencing Facility 1.

         "Facility  2"  shall  mean  a  $6,000,000.00   commercial  asset  based
revolving line of credit for acquisition of Whole Aircraft Engines.

         "Facility 2 Note" shall mean the demand promissory in the original principal amount of $6,000,000.00 evidencing Facility 2.

         "Financing Statement" shall mean all financing statements permitted under the UCC or any other state law for the purpose of perfecting the security interest in the Collateral granted by Borrower to Bank under the Security Agreement (the "Security Interest"), and shall include (without limitation) financing statements to be filed in the States of California and Florida or any other state against Borrower as debtor.

         "GAAP" shall mean those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof.

         "General Intangibles" shall mean any personal property (including things in action) other than goods, Accounts, Chattel Paper, Instruments and money, and shall include, but not be limited to, tax refunds, returns of insurance premiums and customer lists.

         "Hazardous Materials" shall mean materials defined as "hazardous waste" under the Federal Resource Conservation and Recovery Act and similar state laws, or as "hazardous substances" under the Federal Comprehensive Environmental Response, Compensation and Liability Act and similar state laws, and any solid, semi-solid, liquid or gaseous substances which are toxic, ignitable, corrosive, carcinogenic or otherwise dangerous to human, plant or animal health and well being.

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         "IASI"  shall mean IASI Inc, a Delaware  corporation  and wholly  owned subsidiary of Borrower.

         "IASLP" shall mean International Aircraft Support, L.P., a California limited partnership, as further described in Section 7.09 hereof.

         "Initial Advance" shall mean the initial delivery of a portion of the proceeds of the Loan pursuant to the terms hereof on or after the Closing Date.

         "Initial Advance Date" shall mean the date on which the first Advance is made under the Loan.

         "Instruments" shall mean a negotiable instrument or a security or any other writing which evidences a right to the payment of money (whether or not negotiable) and is not itself a security agreement or a lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary indorsement or assignment.

         "Intangible Assets" shall mean those assets of Borrower and its Subsidiaries on a consolidated basis which, in accordance with GAAP, are not Tangible Assets and shall include, but not be limited to, patents, copyrights, trademarks, trade names, franchises, good will, covenants not to compete, experimental expenses and other similar assets which would be classified as "intangible assets" under GAAP.

         "Inventory" shall mean all Parts Inventory, Whole Aircraft Engines, goods, merchandise, and other personal property now owned or hereafter owned or acquired by Borrower that are held for sale or lease or that are possessed for sale or lease, or that are furnished or are to be furnished under any contract of service or are raw materials, work-in-process, supplies, finished goods or materials used or consumed in Borrower's business, and all other tangible property now owned or hereafter acquired and held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Borrower's business, and all products, substitutions, replacements, additions, or accessions for or to any of the foregoing.

         "Inventory Collateral Certificate" shall mean a certificate executed and certified as correct by an officer of Borrower in form acceptable to Bank setting forth information concerning descriptions, quantities, costs, fair market value and the location of all Inventory.

         "Inventoried Engines" shall mean Whole Aircraft Engines that are owned by the Borrower and are held as Inventory for sale or lease.

         "Leased Engines" shall mean Whole Aircraft Engines that the Borrower owns but are, at the time of such classification, subject to leases to third parties.

         "Liabilities" shall mean all liabilities and obligations of Borrower, or all liabilities and obligations of Borrower and its Subsidiaries on a consolidated basis, as the case may be, and shall include Long Term and Contingent Liabilities and/or Current Liabilities, as the case may be, all as determined in accordance with GAAP.

         "Libor" shall mean the annual rate of interest displayed on Telerate page 3750 (or such other page as may replace such page on that service for the purpose of displaying interest rates at which Dollar deposits are offered by prime banks in the London interbank market) as quoted by Bank to banks in the London interbank market as of 10:00 a.m. New York time two (2) Business Days before the first day of the relevant Libor Interest Period, divided by one (1) minus the Libor Reserve Percentage. If Telerate ceases to quote Libor at any time during the duration of the Loan, then at Bank's option, Libor shall be determined by reference to (i) the rate of Libor interest quoted as such by another financial information data service or publication reasonably selected by Bank or (ii) the arithmetic mean of the interest rates at which Dollar deposits are offered to certain Libor reference banks (to be reasonably designated by Bank) in the London interbank market, for the relevant Libor Interest Period. Each Libor quotation shall be for a period of time equal or comparable to the Libor Interest Period selected by Borrower and in an amount equal or comparable to the principal amount of the Libor Portion to which the Libor Interest Period relates. Each determination by Bank of the Libor shall be conclusive and binding.

         "Libor Interest Period" shall mean for each Libor Portion, a period from the date of commencement of the Adjusted Libor on the subject portion of the outstanding principal balance of the Loan to the day which shall occur 30, 90 or 180 days after the date of such commencement, as selected by Borrower pursuant to this Agreement. However, if the last day of such Libor Interest Period would otherwise occur on a day which is not a Business Day, such last day shall be extended to the next succeeding Business Day unless such extension would extend the maturity date of such Libor Interest Period or cause the last day to occur in a new calendar month, in which event such last day shall be the immediately preceding Business Day.

         "Libor Portion" shall mean each portion of the outstanding principal balance of the Loan on which, as a result of Borrower's election hereunder, Borrower is being charged interest at the corresponding Adjusted Libor for the corresponding Libor Interest Period. Each Libor Portion must be an integral multiple of $250,000.00 and be not less than $1,000,000.00.

         "Libor Reserve Percentage" shall mean for any day, that percentage (expressed as a decimal) that is in effect on such day for determining maximum reserve requirements, including without limitation: (i) any basic, supplemental, marginal, or emergency reserve under any regulations of any governmental authority, domestic or foreign, having jurisdiction with respect thereto; or
(ii) any applicable reserve prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding $5,000,000,000.00 in respect of "Euro-currency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Libor Portions is determined, or any category of extensions of credit which includes loans by a non-United States office of a member of the Federal Reserve System to United States residents). After such calculation, Libor shall be adjusted up to the next highest 1/16th of one percent.

         "Libor Spread" shall be 275 basis points (2.75%).

         "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, or charge of any kind and shall include, but not be limited to, any agreement to give any of the foregoing, any conditional sales or other title retention agreements, or any lease in the nature thereof, the filing of or agreement to give any financing statement under the UCC of any jurisdiction, the lien of a lien creditor defined in the UCC, and the lien of a statutory lienor.

         "Loan Documents" shall mean this Agreement, the Notes, the Financing Statement, the Security Agreement, the other security documents, any Borrowing Base Certificate, Account Collateral Certificate, and Inventory Collateral Certificate and Officer's Certificate and all of the other documents, agreements, certificates, schedules, notes, statements and opinions, however described, referenced herein or executed or delivered pursuant hereto or in connection with or arising with the Loans or the transactions contemplated by this Agreement.

         "Long Term and Contingent Liabilities" shall mean and include without duplication:

                  (i) any liability or obligation payable more than one year from the date of creation thereof (including any secured by any Lien on property owned by Borrower or any Subsidiary), which under GAAP is shown on the balance sheet as a liability (including Capitalized Lease Obligations, but excluding reserves for deferred income taxes and other reserves to the extent that such reserves do not constitute an obligation); and

                  (ii) guarantees, endorsements (other than endorsements of negotiable instruments for collection in the ordinary course of business), and other contingent liabilities (whether direct or indirect) in connection with the obligations, stock, or dividends of any Person; both as determined in accordance with GAAP.

         "New Parts Inventory" shall mean those items of Inventory that have accumulated zero hours and cycles since their original manufacture and were purchased by Borrower less than two years prior to the date on which an Advance is made against such items.

         "Net Profit" shall mean, with respect to any fiscal period, net income of Borrower and its Subsidiaries on a consolidated basis after taxes for that fiscal period, exclusive of extraordinary items.

         "Notes" shall mean Borrower's promissory note or notes evidencing Facility 1 in the form of Exhibit "A" attached hereto, and any and all allonges thereto, and any and all extensions, renewals or modifications thereof and Facility 2 in the form of Exhibit "B" attached hereto, and any and all allonges thereto, and any and all extensions, renewals or modifications thereof.

         "Obligations", with respect to Borrower, shall mean, individually and collectively, the payment and performance duties, obligations and liabilities of Borrower to Bank evidenced by the Notes and the other Loan Documents, together with all accrued but unpaid interest thereon, and all other payment and performance duties, obligations and liabilities of Borrower to Bank, whether or not presently contemplated by Borrower or Bank, however and whenever incurred, acquired or evidenced, whether primary or secondary, direct or indirect, absolute or contingent, sole or joint and several, or due or to become due, including, without limitation, all such duties, obligations and liabilities of Borrower to Bank, under and pursuant to this Agreement, the Notes and the Security Documents and all renewals, modifications or extensions of any thereof.

         "Officer's Certificate" shall mean a certificate signed in the name of Borrower by its President, one of its Vice Presidents, its Treasurer or its chief financial officer.

         "Opinion"   shall  mean  the  legal  opinion  of  counsel  to  Borrower substantially in the form of Exhibit "D" attached hereto, which shall be satisfactory to Bank.

         "Parts  Inventory"  shall  mean  New  Parts  Inventory,   FAA-certified
Overhauled Parts Inventory, Serviceable Parts Inventory, and Repairable Parts Inventory.

         "Permitted Liens" shall mean those Liens in or upon the Collateral as further described in Section 6.02(f) hereof and set forth in Schedule 6.02(f) attached hereto.

         "Permitted Loan" shall mean, individually and collectively, (i) the BankAtlantic Loan, (ii) the unsecured, non-interest-bearing note payable to the former owner of the Borrower (the "Kellstrom Loan"), having a present balance as of the date of this Agreement of $1,755,150, (iii) the existing loan to IASLP by Union Bank of California secured by liens on the assets of IASLP (the "IASLP Existing Loan"), which loan is contemplated to remain in existence after the acquisition by IASI of the assets of

IASLP, and (iv) the Subordinated Loans. A loan described in clause (iv) herein shall not be a Permitted Loan if, immediately after said loan, Borrower is not in compliance with all the terms and conditions of this Agreement, and if Bank has not received prior written notice of such loan.

         "Person" shall mean any individual, joint venture, partnership, firm, corporation, trust, unincorporated organization or other organization or entity, or a governmental body or any department or agency thereof, and shall include both the singular and the plural.

         "Place  of  Business"   shall  mean  any  location  in  which  Borrower
undertakes its business, including, but not limited to, the storage of Inventory, all as set forth in Schedule 5.02(c) attached hereto.

         "Plan" shall mean an employee benefit plan or other plan and any trust created thereunder which has been established or maintained or hereafter is established or maintained for employees of Borrower and covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended, including the rulings and regulations issued thereunder or pursuant thereto ("ERISA"), or subject to the minimum funding standards under Section 412 of the Internal Revenue Code of 1986, as amended (the "IRS Code").

         "Prime Rate" shall mean the annual rate of interest announced from time to time by Barnett Bank, N.A., as the prime rate (which interest rate is only a reference rate for the information and use of Bank in establishing the actual rates to be charged to its borrowers and which is purely discretionary and is not necessarily the best or lowest interest rate charged to borrowing customers of Barnett Bank, N.A.).

         "Proceeds" shall mean whatever is received upon the sale, exchange, collection or other disposition of the Collateral or Proceeds, whether cash or non-cash, including, but not limited to, insurance proceeds.

         "Property" shall mean any Place of Business of Borrower owned or leased by Borrower or a Subsidiary (as further described in Section 5.11 hereof).

         "Records" shall mean all books, records, ledger cards or sheets, customer lists, files, documents and instruments including, but not limited to, computer programs, files, directories, programs, tapes, software and related electronic data processing software, and all other property and General Intangibles evidencing an interest in or relating to Collateral.

         "Repairable Parts Inventory" shall mean items of FAA-certified Parts Inventory that have no useful life remaining and were purchased less than one
(1) year prior to the date of an Advance against such items.

         "Revolving Period" shall mean the period during which Borrower may obtain Advances under the Loan. The Revolving Period shall commence on the date hereof, and shall end on the earliest of (i) an Event of Default, (ii) demand (plus, in the case of demand made in the absence of a default or an Event of Default, 90 days), and (iii) April 30, 1998. The Loan shall be automatically renewed for additional one-year periods unless Bank or Borrower shall have, within 90 days before the applicable April 30, provided the other party with notice of its intention to terminate the Loan. Upon such renewal, the definition of "Revolving Period" shall be understood to include such additional renewal period.

         "Security Agreement" shall mean the security agreement of Borrower granting a security interest to Bank in the Collateral substantially in the form of Exhibit "C" attached hereto.

         "Security Documents" shall mean the Security Agreement, and all other documents, agreements, mortgages, assignments, filings, financing statements, certificates of title, notices, returns and other security instruments and records, however described or denominated, now or hereafter created or existing, pledging or evidencing any pledge of any property or assets, however described, to secure any or all of the Obligations.

         "Serviceable Parts Inventory" shall mean items of FAA-certified Overhauled Parts Inventory that have hours and cycles remaining in their useful life and were purchased less than one (1) year prior to the date of an Advance against such items.

         "Stockholder" shall mean any Person owning stock of Borrower.

         "Subordinated Loan" shall mean, individually and collectively, (a) the senior/subordinated debt contemplated to be incurred by Borrower in connection with the contemplated acquisition (through IASI) of the assets of IASLP (such debt, the "ACQUISITION LOAN"), and (b) other indebtedness of Borrower (whether in the form of loans, guarantees or leases or any other form), which other indebtedness is up to the amount of $100,000 on an annual basis.

         "Subsequent Advances" shall mean individually and collectively all Advances hereunder after the initial Advance.

         "Subsidiary" shall mean any corporation, limited liability company, or partnership whether now existing or hereafter created or acquired, fifty percent (50%) or more of the voting stock, membership or partnership interests of which is owned, directly or indirectly, by Borrower, and shall include subsidiaries of a Subsidiary.

         "Tangible   Assets"   shall  mean  the  assets  of  Borrower   and  its
Subsidiaries on a consolidated basis, all as determined in accordance with GAAP, but excluding Intangible Assets.

         "Tangible Net Worth" shall mean paid-in capital plus retained earnings plus loans from stockholders plus Subordinated Debt, less any intangible assets.

         "UCC" shall mean the Uniform Commercial Code as adopted in any relevant jurisdiction, as amended.

         "Whole Aircraft Engines" shall mean aircraft engines that have not been disassembled into their parts, and shall include both (i) aircraft engines that are part of the inventory of Borrower ("INVENTORIED ENGINES"), and (ii) aircraft engines that are under lease by Borrower to a lessee ("LEASED ENGINES"). For purposes of the Loan, "Whole Aircraft Engines" shall mean only those Inventoried Engines and Leased Engines which are located in the United States. *An appraisal shall be performed as to each Whole Aircraft Engine at Borrower's expenses within 30 days after its acquisition by the Borrower.

         "Working Capital" shall mean the excess of Current Assets over Current Liabilities.

         1.02 Accounting Terms. All accounting terms used herein shall be construed in accordance with GAAP (unless such terms are specifically defined otherwise herein) consistently applied and all financial data submitted pursuant to this Agreement shall be prepared in accordance with GAAP.

                                   ARTICLE II

                         AMOUNTS AND TERMS OF FACILITY 1

         2.01 Facility 1. Bank agrees from time to time during the Revolving Period to lend to Borrower, upon Borrower's request, up to the aggregate principal amount of the Borrower Base for Facility 1 (as defined hereinafter) on the terms and conditions set forth herein. During the Revolving Period, Borrower shall be entitled to receive the entire proceeds of Facility 1 in one or more Advances pursuant to Section 2.04 hereof, except as otherwise specifically set forth in this Agreement. Advances under Facility 1 shall be evidenced by the Facility 1 Note. After the expiration of the Revolving Period, Borrower shall not be entitled to receive any Subsequent Advance. Facility 1 shall be a revolving loan and Borrower may borrow up to the maximum principal amount of Facility 1, repay all or any portion of such principal amount of Facility 1, and reborrow up to such maximum principal amount, subject to the terms and conditions set forth herein.

         2.02 Borrowing Base for Facility 1. The Borrowing Base for Facility 1 shall be as follows:

                  (a)      80% of Eligible Domestic Accounts;

                  (b)      70% of Eligible Foreign Accounts;

                  (c)      65%   of  New  Parts   Inventory  and   FAA-certified
Overhauled  Parts Inventory; and

                  (d) 50% of Serviceable Parts Inventory and Repairable Parts Inventory, provided that Advances secured by Serviceable Parts Inventory and Repairable Parts Inventory collectively shall not exceed One Million Dollars ($1,000,000.00) at any time during the duration of the Loan.

         In no event shall the aggregate of all Advances outstanding against New Parts Inventory, FAA-certified Overhauled Parts Inventory, Serviceable Parts Inventory and Repairable Parts Inventory at any one time under Facility 1 exceed Seven Million Dollars ($7,000,000.00).

         The value of the Parts Inventory shall be based upon either the cost to Borrower of said Parts Inventory or the market value thereof, whichever is lower, after deducting an amount or percentage for slow moving and/or obsolete Parts Inventory, such amount or percentage to be determined by Bank in its sole discretion.

         2.03  Facility 1 Note.  The advances  made by Bank  pursuant to Section
2.01 herein shall be evidenced by the Facility 1 Note in form and substance acceptable to Bank, and payable to the order of Bank. The Facility 1 Note shall be deemed to reflect the aggregate unpaid principal amount of all indebtedness to Bank under Facility 1, whether or not the face amount of the Facility 1 Note is in excess of the amount actually outstanding from time to time, and whether or not the Indebtedness outstanding thereunder is from time to time repaid and reborrowed.

         THE PARTIES ACKNOWLEDGE AND AGREE THAT DEMAND FOR PAYMENT OF FACILITY 1 MAY BE MADE BY THE BANK AT ANY TIME IN ITS SOLE DISCRETION, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE FACILITY 1 DOCUMENTS. WITHOUT LIMITING IN ANY WAY THE BANK'S DISCRETION REGARDING FACILITY 1 AND REPAYMENT THEREOF, THE BORROWER IS MAKING THE AGREEMENTS AND COVENANTS SET FORTH IN THIS AGREEMENT. THE BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT ALL SUCH AGREEMENTS AND COVENANTS ARE MADE SOLELY AS AN INDUCEMENT TO THE BANK TO ESTABLISH DEMAND FACILITY 1 AND TO MAKE THE LOAN CONTEMPLATED HEREUNDER AND SHALL NOT IN ANY WAY

         RESTRICT OR COMPROMISE THE BANK'S DISCRETIONARY RIGHT TO DEMAND PAYMENT UNDER THE NOTE OR THE BORROWER'S OBLIGATION TO MAKE PAYMENT UPON SUCH DEMAND. FURTHER, BORROWER ACKNOWLEDGES AND AGREES THAT NO EXTENSION OF THE DURATION OF FACILITY 1 OR FORBEARANCE OF FAILURE BY BANK OF ITS RIGHT TO DEMAND PAYMENT OR TO ENFORCE ANY OF ITS RIGHTS UNDER FACILITY 1 SHALL AFFECT BANK'S RIGHT IN ITS SOLE DISCRETION TO DEMAND PAYMENT OF FACILITY 1 AT ANY TIME OR THE BORROWER'S OBLIGATION TO MAKE SUCH PAYMENT UPON SUCH DEMAND.

         2.04 Advance of Proceeds of Facility 1. On the Initial Advance Date and on Subsequent Advance Dates, upon initial and continued satisfaction of the conditions precedent set forth in Article Seven hereof, Borrower shall be entitled to receive Advances. Borrower shall give Bank written notice, signed by an officer of Borrower authorized by the borrowing resolutions, of any requested Advance hereunder. Such notice shall specify the proposed date of the Advance and the amount thereof. Each request for an Advance shall constitute, without the necessity of specifically containing a written statement, a representation and warranty by Borrower that no Default or Event of Default exists, that Borrower is in compliance with all the conditions of the Loan Documents, and that all representations and warranties contained in any Loan Document are true and correct on and as of the date the requested Subsequent Advance is made. Requests by Borrower for any Subsequent Advance hereunder on any date shall be in the minimum principal amount of Twenty-five Thousand and No/100 Dollars ($25,000.00).

         2.05 Interest Rate; Payment of Facility 1 Note. Borrower shall pay interest on the outstanding principal balance of the Facility 1 Note at the Adjusted Base Rate on the Base Rate Portion, and at the corresponding Adjusted Libor on each Libor Portion, according to the terms and provisions of the Facility 1 Note.

         2.06 Prepayments. Borrower may at any time prepay all or any part of the principal amount of Facility 1 outstanding without penalty. Each prepayment other than full payment shall be in the minimum amount of Fifty Thousand and No/100

Dollars ($50,000.00) and shall be made prior to 2:00 P.M. (Fort Lauderdale time) on a Business Day in immediately available funds.

         2.07 Calculation of Interest. Any interest due on Facility 1 or any other Obligations shall be calculated on the basis of a year containing 360 days, to the extent accrued as of midnight on the last day immediately prior to each interest payment date. Notwithstanding anything herein or in any Loan Document to the contrary, the sum of all interest and all other amounts reserved, charged, or taken by Bank as compensation for fees, services, or expenses incidental to the making, negotiation, or collection of Facility 1 that would be deemed interest under Florida or other applicable law which may be collected by Bank hereunder shall not exceed the maximum lawful interest rate permitted by such law from time to time. Bank and Borrower intend and agree that under no circumstance shall Borrower be required to pay interest on the Facility 1 or on any other Obligations at a rate in excess of the maximum interest rate permitted by applicable law from time to time, and in the event any such interest is received or charged by Bank in excess of that rate, Borrower shall be entitled to an immediate refund of any such excess interest by a credit to and payment toward the unpaid balance of Facility 1 (such credit to be considered to have been made at the time of the payment of the excess interest) with any excess interest not so credited to be immediately paid to Borrower by Bank.

         2.08 Set-Off. Borrower hereby grants to Bank a lien on, and a security interest in, the deposit balances, accounts, items, certificates of deposit (whether matured or unmatured) and monies of Borrower and each Subsidiary in the possession of or on deposit with Bank to secure and as collateral for the payment and performance of the Obligations. Upon an Event of Default, Bank may at any time and from time to time, without demand or notice, appropriate and set-off against and apply the same to the Obligations when and as due and payable.

         2.09 Late Payment Penalty. A late payment penalty of the lesser of $100.00 or five percent (5%), calculated on the interest payment due on the first day of the month, will be assessed against Borrower on any payment not received by Bank by the tenth day after such payment was due, and the late payment penalty amount shall accompany such payment.

         2.10 Use of Proceeds. Proceeds of Facility 1 shall be used for the general corporate purposes of Borrower, including acquisition of core assets.

         2.11 Right to Debit Account. At Bank's option, Bank shall have the right to automatically debit the Cash Collateral Account with Bank on a daily basis for the amount of principal payable to Bank, with notice to Borrower thereof on the date of such debit. Bank shall have the right to debit the Cash Collateral Account on a monthly basis for all interest and fees payable to Bank, with notice to Borrower thereof on the date of such debit.

         2.12 Commitment Fee. As partial consideration for Bank entering into this Agreement and establishing Facility 1, Borrower shall pay to Bank a fully earned Fifteen Thousand Dollar ($15,000.00) commitment fee simultaneously with execution of this Agreement, irrespective of any funding under the Facilities.

                                   ARTICLE III

                         AMOUNTS AND TERMS OF FACILITY 2

         3.01 Facility 2. Bank agrees from time to time during the Revolving Period to lend to Borrower, upon Borrower's request, up to the aggregate principal amount of the Borrowing Base for Facility 2 (as defined herein) on the terms and conditions set forth herein. During the Revolving Period, Borrower shall be entitled to receive the entire proceeds of Facility 2 in one or more Advances pursuant to Section 3.04 hereof, except as otherwise specifically set forth in this Agreement. Advances under Facility 2 shall be evidenced by the Facility 2 Note. After the expiration of the Revolving Period, Borrower shall not be entitled to receive any Subsequent Advance. Facility 2 shall be a revolving loan and Borrower may borrow up to the maximum principal amount of Facility 2, repay all or any portion of such principal amount of Facility 2, and reborrow up to such maximum principal amount, subject to the terms and conditions set forth herein.

         3.02 Borrowing Base for Facility 2. The Borrowing Base for Facility 2 shall be the lesser of:

                  (a) 90% of the cost to Borrower of Whole Aircraft Engines, and

                  (b) 75% of the appraised fair market value (calculated by appraisers satisfactory to Bank) of Whole Aircraft Engines. Appraisals of newly acquired Whole Aircraft Engines shall be performed at Borrower's expense no more than 30 days before Advances against such Whole Aircraft Engines may be made.

         As soon as dismantlement of a Whole Aircraft Engine begins for purpose of breaking it up into parts, the engine will become ineligible for Facility 2 and must be either paid off or moved to Facility 1 and re-classified into the appropriate category of Parts Inventory.

         For Inventoried Engines, a principal curtailment of 5% of the cost of such Inventoried Engine is required after 90 days in inventory, 5% additional curtailment after 120 days in inventory, and 10% more for each additional thirty
(30) day period until the earlier of (i) such time as the Advance against such Inventoried Engine is repaid or (ii) such time as such Inventoried Engine is sold. Upon receipt by Bank of evidence of such sale, and repayment of Advances against such Inventoried Engine, Bank will file with the FAA releases of its security interest in such sold Inventoried Engine.

         For Leased Engines, the principal curtailment schedule will be the greater of (i) 75% of the lease payments received by Borrower to date on such Leased Engine, and (ii) the curtailments that would be due if it were an Inventoried Engine. If any Whole Aircraft Engine after being an Inventoried Engine becomes a Leased Engine and then becomes an Inventoried Engine again (whether through repossession, expiration of the lease or otherwise) then notwithstanding any payments made during the term of the lease, the principal curtailment schedule at the time such Whole Aircraft Engine becomes an Inventoried Engine again shall resume as if such Whole Aircraft Engine was never a Leased Engine.

         3.03  Facility 2 Note.  The advances  made by Bank  pursuant to Section
3.01 herein shall be evidenced by the Facility 2 Note in the principal amount of Six Million Dollars ($6,000,000.00), in form and substance acceptable to Bank, and payable to the order of Bank (the "Facility 2 Note"). The Facility 2 Note shall be deemed to reflect the aggregate unpaid principal amount of all Indebtedness to Bank under Facility 2, whether or not the face amount of the Facility 2 Note is in excess of the amount actually outstanding from time to time, and whether or not the Indebtedness outstanding thereunder is from time to time repaid and reborrowed.

         THE PARTIES ACKNOWLEDGE AND AGREE THAT DEMAND FOR PAYMENT OF FACILITY 2 MAY BE MADE BY THE BANK AT ANY TIME IN ITS SOLE DISCRETION, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE LOAN DOCUMENTS. WITHOUT LIMITING IN ANY WAY THE BANK'S DISCRETION REGARDING FACILITY 2 AND REPAYMENT THEREOF, THE BORROWER IS MAKING THE AGREEMENTS AND COVENANTS SET FORTH IN THIS AGREEMENT. THE BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT ALL SUCH AGREEMENTS AND COVENANTS ARE MADE SOLELY AS AN INDUCEMENT TO THE BANK TO ESTABLISH THE DEMAND FACILITY 2 AND TO MAKE THE LOAN CONTEMPLATED HEREUNDER AND SHALL NOT IN ANY WAY RESTRICT OR COMPROMISE THE BANK'S DISCRETIONARY RIGHT TO DEMAND PAYMENT UNDER THE FACILITY 2 NOTE OR THE BORROWER'S OBLIGATION TO MAKE PAYMENT UPON SUCH DEMAND. FURTHER, BORROWER ACKNOWLEDGES AND AGREES THAT NO EXTENSION OF THE DURATION OF FACILITY 2 OR FORBEARANCE OR FAILURE BY BANK OF ITS RIGHT TO DEMAND PAYMENT OR TO ENFORCE ANY OF ITS RIGHTS UNDER FACILITY 2 SHALL AFFECT BANK'S RIGHT IN ITS SOLE DISCRETION TO DEMAND PAYMENT OF FACILITY 2 AT ANY TIME OR THE BORROWER'S OBLIGATION TO MAKE SUCH PAYMENT UPON SUCH DEMAND.

         3.04 Advance of Proceeds of Facility 2. On the Initial Advance Date and on Subsequent Advance Dates, upon initial and continued satisfaction of the conditions precedent set forth in Article Seven hereof, Borrower shall be entitled to receive Advances. Borrower shall give Bank written notice, signed by an officer of Borrower authorized by the borrowing resolutions, of any requested Advance hereunder. Such notice shall specify the proposed date of the Advance and the amount thereof. Each request for an Advance shall constitute, without the necessity of specifically containing a written statement, a representation and warranty by Borrower that no Default or Event of Default exists, that Borrower is in compliance with all the conditions of the Loan Documents, and that all representations and warranties contained in any Loan Document are true and correct on and as of the date the requested Subsequent Advance is made. Requests by Borrower for any Subsequent Advance hereunder on any date shall be in the minimum principal amount of Twenty-five Thousand and No/100 Dollars ($25,000.00).

         3.05 Payment of Facility 2 Note. Borrower shall pay interest on the outstanding principal balance of Facility 2 at the Adjusted Base Rate on the Base Rate Portion, and at the corresponding Adjusted Libor on each Libor Portion, according to the terms and provisions of the Facility 2 Note.

         3.06 Prepayments. Borrower may at any time prepay all or any part of the principal amount of Facility 2 outstanding without penalty. Each prepayment other than full payment shall be in the minimum amount of Twenty Five Thousand and No/100 Dollars ($25,000.00) and shall be made prior to 2:00 P.M. (Fort Lauderdale time) on a Business Day in immediately available funds.

         3.07 Calculation of Interest. Any interest due on Facility 2 or any other Obligations shall be calculated on the basis of a year containing 360 days, to the extent accrued as of midnight on the last day immediately prior to each interest payment date. Notwithstanding anything herein or in any Loan Document to the contrary, the sum of all interest and all other amounts reserved, charged, or taken by Bank as compensation for fees, services, or expenses incidental to the making, negotiation, or collection of Facility 2 that would be deemed interest under Florida or other applicable law which may be collected by Bank hereunder shall not exceed the maximum lawful interest rate permitted by such law from time to time. Bank and Borrower intend and agree that under no circumstance shall Borrower be required to pay interest on Facility 2 or on any other Obligations at a rate in excess of the maximum interest rate permitted by applicable law from time to time, and in the event any such interest is received or charged by Bank in excess of that rate, Borrower shall be entitled to an immediate refund of any such excess interest by a credit to and payment toward the unpaid balance of Facility 2 (such credit to be considered to have been made at the time of the payment of the excess interest) with any excess interest not so credited to be immediately paid to Borrower by Bank.

         3.08 Use of Proceeds. Proceeds of Facility 2 shall be used for the general corporate purposes of Borrower, provided, however, that Borrower shall not make any advances, loans or investments to or in any Affiliate with proceeds of Facility 2.

         3.09 Commitment Fee. As partial consideration for Bank entering into this Agreement and establishing Facility 2, Borrower shall pay to Bank a fully earned Ten Thousand Dollar ($10,000.00) commitment fee simultaneously with execution of this Agreement, irrespective of any funding under the Loan.

                                   ARTICLE IV

                         CUSTODY, INSPECTION, COLLECTION
                     AND HANDLING OF COLLATERAL AND RECORDS

         4.01 Collection of Accounts. Until Borrower's authority to do so is curtailed or terminated (which Bank may do at any time), Borrower will, at Borrower's cost and expense, collect and otherwise enforce all remittances and all amounts unpaid on Accounts.

         Bank shall at any time after the occurrence of an Event of Default have the right to send notice of assignment or notice of its Security Interest to any Account Debtor or any other Person obligated on, holding, or otherwise concerned with any of the Collateral, and thereafter Bank shall have the sole right to collect the Accounts and/or take possession of the Collateral and the Records. Any and all of Bank's reasonable collection expenses including, but not limited to, attorneys' fees, stationery and postage, telephone and telegraph, secretarial and clerical expenses and the salaries of any Person utilized to collect the Accounts, shall be charged to Borrower's account and added to the Obligations.

         During the duration of the Loan, Bank will credit collections of Eligible Accounts immediately to the Loan, and will charge a clearance fee consisting of an amount equal to two days interest on each collected item, which fee shall be calculated at the interest rate charged on the Loan.

         4.02 Power of Attorney. Borrower hereby constitutes Bank and any of its agents or designees as Borrower's attorney-in-fact, at Borrower's cost and expense, to exercise at any time after an Event of Default (without any further action being necessary) all or any of the following powers, which, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full: to receive, take, endorse, assign, deliver, accept and deposit, in Bank's or Borrower's name, any and all checks, notes, remittances, drafts and other documents and instruments relating to the Collateral; to receive, open and dispose of all mail addressed to Borrower and relating to the Collateral and to notify postal authorities to change the address for delivery of payments on Accounts from Borrower's address to such address (including to a lockbox) as Bank may designate; to transmit to Account Debtors notice of Bank's interest in the Accounts and to request from Account Debtors at any time, in Bank's or Borrower's name or that of any Bank's designees, information concerning the Accounts; to notify Account Debtors to make payment directly to Bank; to execute in Borrower's name and on Borrower's behalf any financing statements or amendments thereto; and to take or bring, in Bank's or Borrower's name, all steps, actions or proceedings deemed by Bank necessary or desirable to effect collection of the Collateral or to preserve, protect or enforce Bank's interest therein. The Bank acting as said attorney (whether through its agents or designees), and any of its agents or designees shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or law, except for gross negligence or willful misconduct of Bank.

         4.03 Liability for Handling Collateral. Nothing herein contained shall be construed to constitute Borrower as Bank's agent for any purpose whatsoever. Bank shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any Collateral wherever the same may be located and regardless of the cause thereof, before Bank takes possession of the Collateral. Bank shall not be responsible nor liable for any such shortage, discrepancy, damage, loss or destruction after Bank takes possession of such Collateral except for that caused by Bank's gross negligence or willful misconduct.

         4.04 Custodian of Collateral. Bank shall have the right, at any time after an Event of Default and from time to time thereafter, to employ and have present on any of Borrower's premises one or more custodians selected by Bank each of whom shall have the right to exercise any and all of Bank's rights hereunder or under any other Loan Document. Borrower hereby agrees to cooperate with any such custodian and to do whatever Bank may reasonably request by way of leasing warehouses or otherwise preserving the Collateral. All expenses incurred by Bank by reason of the employment of the custodian shall be payable on demand and, until paid by Borrower, shall be charged to Borrower's account and added to and deemed part of the Obligations.

         4.05 Cash Collateral Account(s). Borrower shall establish one or more Cash Collateral Accounts at Bank in Borrower's name, into which Borrower will deposit all payments received on Accounts promptly after receipt thereof under Facility 1 and 2. Amounts deposited into the Cash Collateral Account(s) shall be swept on a daily basis out of the Cash Collateral Account(s) and applied to Facility 1 against the principal outstanding under such Facility as of such day. As to Facility 2, payments against principal outstanding under such Facility will be made by Borrower by the fifteenth of each month beginning January 1997 (or on the next Business Day if the fifteenth is not a Business Day) as to principal due for the preceding calendar month. The Cash Collateral Account(s), and all proceeds thereof, shall be pledged to Bank. Upon the occurrence of an Event of Default under either Facility, or if Bank believes that the prospect of payment or performance of the obligations of Borrower under the Loan is impaired, Bank shall have the right, without prior notice to Borrower, to establish a lockbox for such Facility into which Bank may direct Account Debtors to deposit all payments on Accounts. Upon exercising its right to establish a lockbox or lockboxes after an Event of Default, Bank may apply the contents of such lockboxes, which shall be pledged to Bank, to any of Borrower's Obligations in its sole discretion.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         Borrower,   and  each   Subsidiary  (as  and  when   applicable  as  if
specifically set forth and named herein), represents and warrants to Bank that:

         5.01 Organization, Corporate Powers, etc. Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite power and authority, corporate and otherwise, to own its respective properties and assets and to carry on its respective business as now conducted and proposed to be conducted, (iii) is duly qualified to do business and is in good standing in every jurisdiction in which the character of its properties or assets owned or the nature of its activities conducted makes such qualification necessary, and (iv) has the corporate power and authority to execute and deliver, and to perform its obligations under this Agreement and the other Loan Documents. Borrower is in compliance with all laws, rules, regulations, orders and decrees of any legislative, administrative or judicial body or official which are applicable to Borrower or to its properties, including the Collateral. As of the date of this Agreement, Borrower has one Subsidiary, IASI, which is contemplated to be the vehicle through which the Borrower will acquire the assets of IASLP.

         5.02 Authorization of Loan, etc. The execution, delivery and performance of the Loan Documents by Borrower (a) have been duly authorized by all requisite corporate action and (b) will not (i) violate (y) any provision of law, any governmental rule or regulation, any order of any court or other agency of government or the Articles of Incorporation or Bylaws or any corporate resolution of minutes of Borrower or (z) any provision of any indenture, Agreement or other instrument to which Borrower is a party or by which Borrower or any of its properties or assets are bound, or (ii) result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of Borrower other than as permitted by the terms hereof.

         5.03 Financial Statements. Borrower has furnished Bank with the following financial statements, identified by the chief financial officer of
Borrower: (i) audit level balance sheets of Borrower as of 12/31/95, and profit and loss statements, statements of cash flow and statements of stockholder's equity of Borrower for the fiscal year ended on 12/31/95. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects and have been prepared in accordance with GAAP and show all liabilities, direct and contingent, of Borrower required to be shown in accordance with such principles. The balance sheets fairly present the condition of Borrower as at the dates thereof, and the profit and loss statements, statement of cash flow and statements of stockholders' equity fairly present the results of the operations of Borrower for the periods indicated. From the date of the annual financial statements to the date of this Agreement, there has been, and to the date of the Initial Advance and each Subsequent Advance there will be, no change in the properties, assets, liabilities (whether contingent or otherwise), financial condition, business, operations, affairs or prospects of Borrower and its Subsidiaries on a consolidated basis, as the case may be, from that set forth or reflected in the fiscal year-end balance sheet, which have been, either in any case or in the aggregate, materially adverse.

         5.04 Tax Returns and Payments. All federal, state and local tax returns and reports of Borrower required to be filed have been filed, and all taxes, assessments, fees and other governmental charges upon Borrower, or upon any of its properties, assets, incomes or franchises, which are due and payable have been paid, other than those presently contested in good faith and by appropriate and lawful proceedings prosecuted diligently. Borrower has and will establish all necessary reserves and make all payments required of Borrower to be set aside or made in regard to all F.I.C.A., withholding, sales or excise, and all other similar federal, state and local taxes.

         5.05     Agreements.

                  (a) Borrower is not a party to any Agreement, indenture, lease or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule or regulation materially and adversely affecting its business, properties, assets, operations or condition (financial or otherwise). There are no material unrealized losses with respect to any such Agreement, indenture, lease or instrument.

                  (b) Borrower is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any material Agreement or instrument to which it is a party.

         5.06 Title to Properties and Assets, Liens, etc. Borrower has good title to all of its properties and assets, including the properties and assets reflected in the balance sheet as of October 31, 1996, hereinabove described (other than properties and assets disposed of in the ordinary course of business). Borrower enjoys peaceful and undisturbed possession of all leases. All such leases are valid and subsisting and are in full force and effect. Borrower owns or has the right to use all of the patents, trademarks, service marks, trade names, copyrights, franchises and licenses, and rights with respect thereto necessary for the conduct of its business as now conducted or proposed to be conducted, without any known conflict with the rights of others.

         5.07 Litigation, etc. There are no actions or proceedings pending or, to the knowledge of Borrower, threatened, against Borrower or affecting Borrower which, either in any case or in the aggregate, might result in any material adverse change in the financial condition, business, prospects, affairs or operations of Borrower or in any of its properties or assets, or which questions the validity of this Agreement or the other Loan Documents or with the transaction contemplated hereby or thereby, except for the pending litigation of Borrower set forth in Schedule 5.07 attached hereto.

         5.08 Consents and Approvals. No authorization, license, consent, approval, notice, filing (except for UCC financing statements), or undertaking is required under any applicable law in connection with the execution, delivery and performance by Borrower of this Agreement or any of the other Loan Documents.

         5.09 Enforceable Obligations. The Loan Documents have been duly executed and delivered by Borrower and are the legal and binding Obligations of Borrower enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws at the time in effect affecting the rights of creditors generally, and to general equitable principles, whether applied in proceeding at law or in equity.

         5.10 Full Disclosure. There is no material fact (including, without limitation, any litigation or outstanding Long Term and Contingent Liabilities or Current Liabilities) that Borrower has not disclosed to Bank which would have a material adverse effect on the properties, business, prospects or condition (financial or otherwise) of Borrower (or of any Subsidiary, as applicable). Neither the financial statements referenced in Section 5.03 hereof, nor any certificate or statement delivered herewith or heretofore by Borrower to Bank in connection with this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary to keep the statements contained herein or therein from being misleading. As to Liabilities, there exists no default and, after giving effect to the transaction contemplated in this Agreement, there will exist no default under the provisions of any instrument evidencing such Liabilities or of any Agreement relating thereto.

         5.11 Hazardous Materials. With regard to any real property heretofore, now, or hereafter owned or leased by Borrower (or by a Subsidiary, as applicable) (the "Property"):

                  (a) To the best of Borrower's knowledge, the Property is free from Hazardous Materials (except for de minimis amounts used in compliance with all applicable laws) and materials that could produce Hazardous Materials or toxic effects on humans, and does not constitute an environmental hazard of any type under local, state or federal law;

                  (b) There has been an inspection, audit, or other investigation conducted as to the quality of the air, surface, or subsurface conditions at or on the Property by a third party, which report has not been reviewed and approved by Bank, and Borrower has not received written, oral, or any other type of notice that any other third party, including governmental agencies, proposes to carry out an inspection, audit, or other investigation of the Property; and

                  (c) To the best of Borrower's knowledge, there has been no treatment, storage, disposal, discharge, or other type of release on land adjacent or near to the Property which may constitute a risk of contamination of the Property or surface or ground water flowing to the Property.

                  (d) Borrower has put in place internal environmental policies, copies of which have been provided to Bank and which are satisfactory to Bank in its sole discretion. Borrower represents and warrants to Bank that such policies have been developed with adequate information and do not omit anything necessary in order to render such policy complete and thorough, and Borrower further represents and warrants to Bank that such policies are consistently enforced by Borrower.

         5.12 Outstanding Debt. As of the date hereof, Borrower has no outstanding debt except for: (a) the Kellstrom Loan, (b) the BankAtlantic Loan,
(c) a revolving credit note payable to BankAtlantic and having a present balance as of the date of this Agreement of $1,490,725, which note is being satisfied with the proceeds of the Loan, (d) a guidance note payable to BankAtlantic and having a present balance as of the date of this Agreement of $3,000,000.00, which note is being satisfied with the proceeds of the Loan, and (e) general trade accounts payables generated by Borrower in the ordinary course of business.

                                   ARTICLE VI

                              COVENANTS OF BORROWER

         6.01 Affirmative Covenants. Borrower covenants, for so long as any of the principal amount of or interest on the Notes is outstanding and unpaid or any duty or obligation of Borrower hereunder or under any of the other Obligations remains unpaid or unperformed, as follows:

                  (a) Accounting; Financial Statements; etc. Borrower will deliver to Bank copies of each of the following:

                  (i) as soon as practicable and in any event within  forty-five
(45) days after the end of each fiscal quarter (other than the last quarterly period) in each fiscal year, a consolidated profit and loss statement of Borrower and its Subsidiaries for such fiscal year, and a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form consolidated figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by an authorized financial officer of Borrower, subject to changes resulting from year-end adjustments;

                 (ii) as soon as practicable and in any event within ninety (90) days after the end of each fiscal year, an audited consolidating balance sheet, profit and loss statement, statement of stockholder's equity, and statement of cash flows of each of Borrower and its Subsidiaries, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all to be audit level statements in form and scope acceptable to Bank and certified to Borrower by independent certified public accountants of recognized standing whose certificate shall be in scope and substance reasonably satisfactory to Bank.


                  (iii) as soon as  practicable  and in any event within fifteen
(15) days after the end of each month during the duration of this Agreement, an Account Collateral Certificate, showing Accounts classified as Domestic and Foreign, a Borrowing Base Certificate and an Inventory Collateral Certificate showing Parts Inventory classified by type and age, and any other ageing schedules Bank may reasonably request of Borrower in form satisfactory to Bank;

                  (iv) as soon as  practicable  and in any event  within  twenty
(20) days after the end of each fiscal quarter in each fiscal year, an Officer's Certificate confirming full compliance with all financial covenants contained herein and all other provisions and conditions of the Loan Documents, which Officer's Certificate shall be in scope and substance reasonably satisfactory to Bank;

                  (v) promptly upon receipt thereof, a copy of each other report submitted to Borrower by independent accountants in connection with any annual, interim or special audit made by them of the books of Borrower; and

                  (vi)  with   reasonable   promptness,   such  other  data  and
information as from time to time may be reasonably required by Bank.

Borrower covenants that forthwith upon any officer of Borrower obtaining knowledge of any Event of Default or Default under this Agreement or any other obligation of Borrower, it shall deliver to Bank an Officer's Certificate specifying the nature thereof, the period of existence thereof, and what action Borrower proposes to take with respect thereto.

                  (b) Inspection of Records and Collateral. At all reasonable times, Bank (or its designated representative) shall have full access to, and the right to audit, check, inspect, examine and make abstracts and copies from, Borrower's Records and all other books, records, audits, correspondence and papers relating to the Collateral, the right





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to confirm and verify all Accounts,  to discuss the  Collateral  with any Person having a Permitted Encumbrance, and to do whatever Bank may deem necessary to preserve or protect its interest in the Obligations and the Collateral. Bank or its agents may enter upon any of Borrower's premises at any time and from time to time during business hours for the purpose of inspecting the Collateral and any and all Records. Such entry onto Borrower's premises shall be with prior oral notice to Borrower (unless a Default or Event of Default exists or Bank deems that the prospect of payment or performance of all or any part of the Obligations or the value of any of the Collateral is impaired or endangered, in which case no prior notice to Borrower is necessary). At any time after an Event of Default Bank may take possession of and remove or require Borrower to deliver to Bank any or all Records. The rights of inspection and access granted to Bank herein are continuing rights and shall survive closing and remain in effect until payment in full of all Obligations regardless of the existence of an Event of Default or of any action to foreclose Bank's Security Interest or otherwise protect Bank's rights. Bank shall have the right, at its discretion, to conduct audits of the books, records and accounts of Borrower at a time or times reasonably acceptable to Borrower and Bank. Prior to the occurrence of an Event of Default, these audits shall be conducted at Bank's expense. After the occurrence of an Event of Default, they shall be conducted at Borrower's expense.

                  (c) Maintenance of Corporate Existence; Compliance with Laws. Borrower (and each Subsidiary, as applicable), shall each at all times preserve and maintain in full force and effect its corporate existence, powers, rights, licenses, permits and franchises in the jurisdiction of its incorporation; continue to conduct and operate its business substantially as conducted and operated during the present and preceding fiscal year; operate in substantial compliance with all applicable laws, statutes, regulations, certificates of authority and orders in respect of the conduct of its business; and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or appropriate in view of its business and operations.

                  (d) Creation of Accounts. Upon Bank's request, Borrower will provide Bank with information as to each Account, including: (i) confirmatory assignment schedules; (ii) copies of all documents evidencing the sale and delivery of goods or the performance of services which created any Accounts, including, but not limited to, contracts, orders, invoices, bills of lading, warehouse receipts, delivery tickets and




                                      -36-




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shipping  receipts;  and (iii) such further schedules and/or information as Bank may reasonably require.

                  (e) Maintenance of Properties. Borrower (and each Subsidiary, as applicable), shall maintain or cause to be maintained in good repair, working order and condition all properties used in its business including, but not limited to, any real property and all improvements located thereon, and from time to time will make or cause to be made all appropriate repairs, renewals, improvements and replacements thereof and of leases or agreements covering such properties (including the Property) so that the businesses carried on in connection therewith may be properly conducted at all times.

         Borrower shall further keep and maintain, at its cost and expense, Records pertaining to the Collateral in such detail, form and scope as Bank shall from time to time require. Borrower will mark its Records with appropriate notations satisfactory to Bank, disclosing that such Collateral has been pledged, sold, assigned, mortgaged and transferred to Bank and that Borrower has granted to Bank a Security Interest therein.

                  (f) Notice of Suit, Proceedings, Adverse Change; Default. Borrower (and each Subsidiary, as applicable), shall promptly give Bank notice in writing (i) of all threatened or actual actions or suits (at law or in equity) and of all threatened or actual investigations or proceedings affecting Borrower or any Subsidiary or the rights or other properties of Borrower or any Subsidiary, (i) which involves potential liability of Borrower or any Subsidiary in an amount in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) either in any individual case or in the aggregate for all such cases; (ii) of any material adverse change in the condition (financial or otherwise) of Borrower or any such Subsidiary; (iii) of any seizure or levy upon any material part of the properties of Borrower or any such Subsidiary under any process or by a receiver; and (iv) of the happening, occurrence or existence of any Event of Default or Default and shall provide Bank with a detailed statement by a responsible officer of Borrower of all relevant facts and the action being taken or proposed to be taken by Borrower with respect thereto.



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                  (g)  Checking  Accounts.  Borrower and each  Subsidiary  shall maintain all its checking accounts and business accounts with Bank in a manner satisfactory to Bank and use Bank as its sole depository.

                  (h) Insurance. Borrower shall timely procure and maintain and comply with such insurance and policies of insurance (including without limitation public liability, product liability, business interruption, insurance on foreign accounts receivable (as currently in force), hazard, fire and extended coverage, property damage and casualty insurance) as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated, and to furnish to Bank upon its request evidence of said insurance. In any event, Borrower shall at all times maintain at least the policies of insurance and the levels of insurance coverage as are currently maintained by Borrower as of the date hereof. Bank shall be loss payee as to the business contents portion of hazard insurance policies, and as to all foreign Accounts to the extent such Accounts constitute part of the Borrowing Base. All policies or certificates thereof, including all endorsements thereof and those required hereunder, shall be deposited with Bank.

                  (i) Debts and Taxes and Liabilities. Borrower and each Subsidiary shall pay and discharge (i) all of its indebtedness and obligations in accordance with their terms and before they shall become in default, (ii) all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits or against its properties, prior to the date on which penalties attach thereto, and (iii) all lawful claims which, if unpaid, might become a Lien or charge upon any of its properties; provided, however, that Borrower shall not be required to pay the items listed in subsections (i) through (iii) that are being contested in good faith by appropriate and lawful proceedings diligently pursued and for which adequate reserves (with respect to any material claims) have been set aside on its books.

                  (j) Further Assurances; Additional Collateral Documents. Borrower will, at its expense, execute, acknowledge and deliver and cause to be executed, acknowledged and delivered, to Bank all such instruments, including, without limitation, financing statements, security agreements, assumptions and continuation statements, deliver to Bank all such legal opinions, and take all such other action as Bank may from time to time request for the purpose of further assuring to Bank the

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



security for the Obligations provided for, or intended to be provided for, in this Agreement and the other Loan Documents, and to confirm the Obligations to carry out and fulfill the intent and purpose of this Agreement and the Loan Documents. Further, to the extent Borrower acquires from time to time any additional property within the definition of the term Collateral, Borrower shall immediately execute and deliver to Bank such documents as are necessary to grant Bank a valid and first priority perfected lien or security interest in such property. Borrower shall notify Bank of all new patents and trademarks acquired or originated by Borrower. To the extent that Bank considers any patent or trademark owned by Borrower to be materially economically significant to Borrower, Borrower shall promptly take all actions requested by Bank to perfect Bank's security interest in such patent or trademark.

                  (k) Consent of Lessor. In the event that any of the Collateral is at any time located on any leased premises, Borrower will promptly furnish to Bank a consent of lessor subordinating any landlord's lien to the lien of the Bank, which consent shall be satisfactory to Bank. If such consent is not obtained within a reasonable time not to exceed fifteen (15) Business Days, such collateral as in the nature of Inventory will (at Bank's sole discretion) be designated as not eligible as Inventory until such consent is obtained.

                  (l) Subordination of Non-Bank Debt; Permitted Loans. With regard to all Subordinated Debt of Borrower, whether existing as of the date hereof or incurred during the duration of the Loan, Borrower shall deliver or cause to be delivered to Bank a copy of the original promissory note evidencing such Subordinated Debt together with all amendments, along with a subordination Agreement, in form and substance acceptable to Bank. Pursuant to such subordination Agreement, such Subordinated Debt shall be absolutely and unconditionally subordinated to the Loan, provided, however, that payment of interest only on Subordinated Debt shall be allowed by Bank without prior consent provided that all financial covenants of Borrower are met on a quarterly basis and there is no Event of Default, and payments of principal on Subordinated Debt, other than those payments specifically permitted below, shall be allowed by Bank only on prior written consent of Bank. Permitted principal payments include the following payments against the Acquisition Loan; up to $8,833,333.33 during the year 2001, up to $8,833,333.33 during the year 2002, and up to $8,833,333.34 during the year 2003. Payment of principal on the Subordinated Debt

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




may only be made if (a) Borrower is not in default under the Loan, and (b) such payment would not cause a violation of the Debt Service Coverage covenant pursuant to Section 6.03(c).

         Prior to the occurrence of an Event of Default, scheduled payments of interest on and principal of the BankAtlantic Loan and the Kellstrom Loan may be made by Borrower. No prepayments or acceleration of such loans may be made by Borrower. After the occurrence of an Event of Default, such payments may only be made with prior written consent of Bank. Bank has been notified by Borrower that principal payments on the Kellstrom Loan are scheduled to be paid in installments of $125,000 every 6 months until June 22, 1999 when the remaining principal balance of the Kellstrom Loan will be due in a balloon payment.

                  (m) Hazardous Materials. Borrower shall immediately notify Bank orally and in writing of any notice of (i) the happening of any event involving the spill, release, leak, seepage, discharge or cleanup of any Hazardous Materials on the Property or in connection with Borrower's operations thereon or (ii) any complaint, order, citation or notice with regard to air omissions, water discharges, or any other environmental, health or safety matter affecting Borrower or any of the Property.

         6.02 Negative Covenants. Borrower covenants, for so long as any of the principal amount of or interest on the Notes is outstanding and unpaid or any duty or obligation of Borrower hereunder or under any of the other Obligations remains unpaid or unperformed, as follows:

                  (a) Other Agreements. Borrower will not enter into any arrangements, contractual or otherwise, which would materially and adversely affect its duties or the rights of Bank under the Loan Documents or which is inconsistent with or limits or abrogates the Loan Documents.

                  (b) Sale of Assets. Neither Borrower nor any Subsidiary will sell, lease, assign, transfer or otherwise dispose of all or a substantial (being defined as equal to or greater than $200,000 worth of fixed assets which are not Current Assets) part of its assets or properties, tangible or intangible, to any Person without the prior written

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



consent of Bank, except for the sale or lease of Inventory in the ordinary course of business.

                  (c) Merger, Consolidation, Dissolution, Change of Name, Location or Business, etc. Without prior written consent of Bank, neither Borrower nor any Subsidiary will consolidate with or merge into any other corporation, or permit another corporation to merge into it (unless, in the case of a merger or consolidation involving Borrower, Borrower is surviving corporation), or permit any other type of reorganization or recapitalization, or dissolve or take or omit to take any action which would result in its dissolution, or acquire all or substantially all the properties or assets of any other Person (except for the contemplated acquisition, by IASI, of the assets of IASLP, which acquisition is specifically permitted provided that it is consummated under substantially the terms and conditions provided to Bank as of the date of this Agreement, and provided that there is no Event of Default under any Loan Document at the time of such acquisition; if there is any substantive or material change to the structure of the acquisition between the Closing Date and the date of the acquisition, Bank shall have the right to review and approve such changes prior to the acquisition), or change the name or use of any trade names of Borrower or any Subsidiary (including the fictitious name "Westco International", which Borrower represents and warrants is the only name other than Borrower's legal name under which Borrower conducts its business; Borrower holds no trademarks) or the location of the chief executive office (as that term is used in the UCC) of Borrower or such Subsidiary, the location of any records pertaining to any Accounts or other Collateral, or the address where any Inventory is or may be stored (except that Borrower has disclosed to Bank that Inventory is sent to repair facilities in various states in the ordinary course of business, which repair facilities change from time to time; the initial repair facilities as of the date hereof are set forth in Schedule 6.02(c)), or maintain a Place of Business at any time outside the State of Florida other than those set forth in Schedule 6.02(c) attached hereto (unless Bank shall first have consented thereto and Borrower shall have executed such documents which, in the reasonable opinion of Bank, are required in order to perfect, under the laws of the state where said Place of Business is located, the Security Interest granted Bank in the Collateral under the Security Agreement), or engage in any business other than the business presently conducted by it on the date of this Agreement and business of substantially the same type or reasonably related thereto.

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                  (d) Sale of Collateral; Liens on Collateral. Borrower will not sell, assign or discount any of the Collateral with or without recourse, except for the collection or disposition of Accounts or the sale or lease of Inventory in the ordinary course of business; or borrow from anyone on the security of or create, incur or suffer to exist any Lien (other than Bank's, which Borrower warrants is a first priority security interest) on any of the Collateral or permit any financing statement (other than Bank's Financing Statement) to be on file with respect thereto.

                  (e) Fiscal Year. Borrower will not change its fiscal year from a year ending 12/31 without prior reasonable notice to Bank.

                  (f) Liens. Neither Borrower nor any Subsidiary, as applicable, will create, assume, or suffer to exist any Lien, (including Capitalized Lease Obligations) upon any of its property or assets, whether now owned or hereafter acquired except:

                  (i) Liens for taxes not yet due or which are being actively contested in good faith by appropriate proceedings;

                  (ii) Permitted Liens as described in Schedule 6.02(f) attached hereto, including Liens incurred in connection with the BankAtlantic Loan and the contemplated acquisition of the assets of IASLP; and existing Liens on Borrower's Equipment;

                  (iii) Purchase money Liens and Capitalized Lease Obligations on machinery and Equipment hereafter acquired, and extensions or renewals of any of the same; or

                  (iv) Liens not placed by Borrower on the Collateral, as to which Liens an Event of Default will not be deemed by Bank to exist for 60 days after its placement if within such time it is removed or bonded off.

                  (g) Additional Indebtedness. Except for Permitted Loans and the Obligations, Borrower will not incur, create, assume or otherwise permit the existence, at any time during any fiscal year of Borrower, of any indebtedness or liability for borrowed money, any indebtedness evidenced by notes, bonds, debentures, or similar

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obligations or any conditional sales or title retention Agreement or capitalized leases without the prior written consent of Bank. Prior to obtaining any Permitted Loan, Borrower must first notify Bank and furnish to Bank any information which Bank may request regarding the proposed Permitted Loan. Further, any payment (of interest or principal) on a Permitted Loan may only be made pursuant to Section 6.01(l) hereof.

                  (h) Transactions with Affiliates. Neither Borrower nor any Subsidiary will directly or indirectly, purchase, acquire, or lease any property from, or sell, transfer, or lease any property to, or otherwise deal with, in the ordinary course of business or otherwise, or make or permit to remain outstanding any loan or advance to or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Affiliate except to the extent that such acts and transactions are on terms not less favorable to Borrower or to any Subsidiary than if no such relationship described above existed.

                  (i) Amendment to Existing Agreements; Adoption of Plan. Borrower shall not enter into any amendment, change or modification to any existing agreements, which change or amendment would have a material effect on the business or condition of Borrower, or suffer or permit to occur any Event of Default or Default thereunder, or adopt a Plan, without the prior written consent of Bank.

                  (j) Establishment of Subsidiaries. Neither Borrower nor its Subsidiaries, as applicable, will establish or acquire any new subsidiaries without Bank's prior written consent thereto, which consent shall not be unreasonably withheld or denied. Upon the establishment of any such new Subsidiary, Borrower will obtain (i) a pledge of such Subsidiary's Stock (and, with the exception of IASI, such Subsidiary's assets), and (ii) in addition, its joinder upon such Loan Documents as Bank shall require in connection with the Loan if in Bank's sole judgment such new Subsidiary directly or indirectly benefits from the proceeds of the Loan.

                  (k) Policies; Returns and Credits. Borrower shall not materially amend or deviate from any of its policies and procedures with regard to returns of or rejection of Inventory, or with regard to any deduction, discount, credit, or allowance of any kind relating to the sale or lease of Inventory as set forth on Schedule 6.02(p) hereof.

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         6.03 Financial Covenants. Borrower covenants, for so long as any of the principal amount of or interest on the Notes are outstanding and unpaid or any duty or Obligation of Borrower hereunder or under any of the other Loan Documents remains unpaid or unperformed, as follows:

                  (a) Maximum Capital Funds Ratio. The ratio of Debt to Tangible Net Worth of Borrower (both on an individual operating unit basis and on a consolidated basis) shall never exceed 2.5 to 1 at any time during the duration of the Loan, beginning at December 31, 1996. Debt to Tangible Net Worth shall be computed on a quarterly basis.

                  (b) Minimum Consolidated Tangible Net Worth. At all times during the duration of the Loan, beginning with fiscal year 1997, Tangible Net Worth of Borrower and its Subsidiaries on a consolidated basis shall not be less than Ten Million Dollars ($10,000,000.00) plus fifty percent (50%) of all Net Profit in each such fiscal year.

                  (c) Minimum Debt Service Coverage Ratio. Tested quarterly, both on an individual operating basis and consolidated basis, beginning at December 31, 1996, the Borrower must meet the following minimum debt service coverage ratios. The measurement shall be made based on operating data for the cumulative past four quarters.

         Ratio A: Net Profit plus Interest Expense plus Depreciation and Amortization Expense divided by the sum of Senior Debt Interest Expense plus non- Subordinated required minimum principal payments must exceed 1.25x.

         Ratio B: Net Profit plus Interest Expense plus Depreciation and Amortization Expense divided by the sum of Senior and Subordinated Debt Interest Expense plus non-Subordinated required minimum principal payments plus Subordinated Debt principal payments must exceed 1.00x.

                  (d) Loan. At no time will the outstanding principal balance of each Facility Loan exceed the Borrowing Base for such Facility.


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                                   ARTICLE VII

                              CONDITIONS OF LENDING

A. The First Advance. The obligation of the Bank to fund the Loan hereunder on the Initial Advance Date shall be subject to the fulfillment of the following conditions precedent (and, in addition, to the conditions to any Advance set forth in subsection B of this Article VII):

         7.01 Evidence of Borrower Action. The Bank shall have received a certificate, dated as of the Closing Date, of an Authorized Representative of the Borrower: (i) attaching true and complete copies of the resolutions of its Board of Directors, written action of general partner, or written action of members, as applicable, and of all documents (in form and substance satisfactory to the Bank) evidencing other necessary corporate, partnership, or company action taken by the Borrower to authorize this Agreement, the Notes and the other Loan Documents, (ii) attaching a true and complete copy of its certificate of incorporation and bylaws, partnership Agreement, or articles of organization and regulations, as applicable; (iii) setting forth the incumbency of its officers who sign this Agreement, the Notes, and the other Loan Documents, including therein signature specimens of such officers, and (iv) attaching a certificate of good standing of the Secretary of State of the state of incorporation or organization of Borrower and of all states in which Borrower is qualified to do business, together with such other documents as the Bank shall reasonably require.

         7.02 Notes. The Bank shall have received the Notes, executed by an Authorized Representative of Borrower.

         7.03 Opinion of Counsel to Borrower. The Bank shall have received the opinion of Stearns, Weaver, Miller, et al., P.A., counsel to the Borrower, addressed to the Bank and dated the Closing Date, substantially in the form of Exhibit "D" attached hereto.

         7.04 Security Agreement and Other Security Documents. The Bank shall have received and be in possession of (i) the Security Agreement, duly executed by an Authorized Representative of the Borrower; and (ii) such other supporting




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documentation  as shall be  reasonably  requested by Bank, in form and substance satisfactory to Bank.

         7.05 Financing Statements. The Borrower shall have executed such financing statements and other documents as may be required or advisable under the Security Agreement, or the other Loan Documents, as Bank may request, for the purpose of perfecting the security interests granted therein and herein.

         7.06 Property and Public Liability Insurance. The Bank shall have received the policy or policies of property, public and products liability and other insurance required by this Agreement with such endorsements and certificates as may be required thereby.

         7.07 Fees. Bank shall have received the Commitment Fees and the fees and disbursements of Bank's counsel shall have been paid.

         7.08  Concerning  the  Subordinated   Debt.   Borrower's   indebtedness
evidenced by the Subordinated Debt shall not be in default.

         7.09 Other Documents. Review and approval by the Bank and/or Bank counsel shall have been obtained of:

                  (a) the IASLP purchase Agreement,

                  (b) the documents evidencing the Acquisition Loan;

                  (c) the Agreement with Alex Brown & Sons as placement agent in connection with the $26.5MM Acquisition Loan and any subsequent senior and subordinated debt documentation;

                  (d) proforma financial statements showing the post-acquisition consolidated financial condition of IASI and Borrower, and

                  (e) any other document requested by Bank or its counsel.




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         7.10  Asset-Based  Lending Audit.  Prior to the Initial  Advance,  Bank
shall have conducted a comprehensive asset-based lending audit, the results of which shall be satisfactory to Bank, in Bank's sole judgment.

B. All Loans. The obligation of Bank to make any Advance on any Borrowing Date (including the Closing Date) is subject to the satisfaction of the following conditions precedent as of such Borrowing Date:

         7.11 Compliance. On each Borrowing Date, and after giving effect to the Advances to be made thereon; (a) Borrower shall be in compliance with all of the terms, covenants and conditions of this Agreement, the Notes and the other Loan Documents; (b) there shall exist no Default or Event of Default hereunder or thereunder; (c) the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct, with the same effect as though such representations and warranties had been made on such Borrowing Date (after giving effect to any updating by Borrower of the Exhibits referred to in such representations and warranties), except such matters relating thereto as are indicated in each Borrowing Request, which shall be satisfactory to the Bank in its reasonable discretion; and (d) there shall have occurred no material adverse change in the financial condition, operations, status, business, prospects, Assets or property of Borrower and any Affiliate since the Closing
Date. The acceptance of each Advance shall constitute a certification by Borrower as of such Borrowing Date that each of the foregoing matters is true and correct in all respects.

         7.12 Delivery of Documents. All documents required by the provisions of this Agreement to be executed or delivered to the Bank on or before such Borrowing Date shall have been executed and shall have been delivered at the office of the Bank set forth in Section 8.8 on or before such Borrowing Date.

         7.13 Borrowing Request. The Bank shall have received a Borrowing Request duly executed by an Authorized Representative of Borrower.

         7.14 Supplemental Opinions. If requested by the Bank with respect to such Borrowing Date, there shall have been delivered to the Bank favorable supplementary opinions of counsel to Borrower, addressed to Bank and dated such Borrowing Date,




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covering such matters incident to such transactions  contemplated  herein as the
Bank shall reasonably request.

         7.15 Documentation and Proceedings. All corporate and legal proceedings and all documents and papers in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to Bank (including without limitation those documents listed in Section 4.4, 4.5 and 4.6), and Bank shall have received all information and copies of all documents, which may reasonably have requested in connection therewith, such documents where appropriate to be certified by an Authorized Representative of Borrower or proper Governmental Authorities.

         7.16 Required Acts and Conditions. All acts, conditions and things (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to such Borrowing Date and the continued performance and effectiveness of this Agreement, the Notes and the other Loan Documents, shall have been done and performed and shall have happened in due compliance with all applicable laws, including the payment of all Commitment Fees due and payable on or prior to such Borrowing Date.

         7.17 Approval of Bank's Counsel. All legal matters in connection with the making of each Advance shall be satisfactory to Bank's counsel.

         7.18 Pledge Agreement from Affiliates Created Post-Closing. Bank shall have received pledge agreements duly executed by Borrower assigning to Bank as security for the Loan all Borrower's right, title and interest in and to any Affiliate of Borrower created after the Closing Date, including any such Affiliate created for the purpose of acquiring Assets, and in the case of any such Affiliate that is a corporation, Borrower shall have delivered to Bank the stock of such Affiliate, together with all necessary endorsements. Borrower shall cause any such Affiliates that are Subsidiaries to be added as guarantors of the Loan immediately upon organization of any such Affiliates.

         7.19 Representations and Warranties. The representations and warranties set forth in the Loan Documents are true and correct on and as of the date hereof, and on the date of each Advance hereunder, and no material omission shall have been made



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by Borrower to Bank concerning its business  operations,  financial condition or any aspect of the Loan.

         7.20 No Default or Adverse Change. On the date hereof and on the date of each Advance, Borrower shall be in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and no Event of Default or Default or adverse change in the condition or operations of Borrower shall have occurred and be continuing at such time.

         7.21 Loan Documents. Borrower shall have delivered or caused to be delivered to Bank all the Loan Documents (including, without limitation, the Opinion, the Security Agreement and all applicable Consents of Lessor, in form and substance satisfactory to Bank, as Bank may request), and all of the Loan Documents are in full force and effect. Borrower shall have filed all Financing Statements necessary for perfection of Bank's security interest in the Collateral and taken all other steps necessary to perfect Bank's security interest in the Collateral. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby, and all documents incident thereto shall be satisfactory in substance and form to Bank, and Bank shall have received all such counterpart originals or certified or other copies of such documents as Bank may reasonably request.

         7.22 Payment of Commitment Fee. Borrower shall have paid to Bank any Commitment Fee then due and owing.

         7.23 Intercreditor Agreements. Assuming Borrower has acquired the assets of IASLP prior to the Closing Date, Bank shall have received (if deemed appropriate in Bank's sole judgment) intercreditor agreements in form and substance satisfactory to Bank, between Bank and Union Bank of California, current lender to IASLP, and between Bank and Alex Brown & Sons, as placement agent for IASLP, and all senior/subordinated debt holders. If the Closing Date occurs prior to the completion of the acquisition of IASLP, Borrower shall provide Bank with intercreditor agreements satisfactory to Bank as soon as possible but in all events before the completion of the acquisition.



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                                  ARTICLE VIII

                                EVENTS OF DEFAULT

         8.01 Events of Default. The following each and all are Events of Default hereunder:

                  (a) Monetary Default. If Borrower shall default in any payment of principal, interest or other charges in respect of any Obligations including, but not limited to, the Loan, within 10 days of the date due and payable, whether on demand, at maturity, by acceleration or otherwise; or

                  (b) Certain Non-Monetary Defaults. If Borrower shall default in the performance of or compliance with Subsection 6.01(c) as to corporate existence, any term or covenant contained in Section 6.02 of this Agreement as to negative covenants or in subsections (d) through (j) of this Article Eight; or

                  (c) Other Non-Monetary Defaults. If Borrower shall default in the performance of or compliance with Section 6.03, or with any other term or covenant contained in the Loan Documents, which default or non-compliance shall continue and not be cured within ninety (90) days of notice thereof to Borrower by Bank; or

                  (d) Misrepresentation. If any representation, warranty, certificate, schedule, or other information made or furnished in writing by or on behalf of Borrower herein or in any other Loan Document shall prove to have been false or incorrect in any material respect on the date as of which made or reaffirmed; or

                  (e) Bankruptcy,  Insolvency,  Dissolution or  Liquidation.  If
Borrower or any Subsidiary shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or if there shall have been filed any such petition or application against Borrower or any Subsidiary, or any such proceeding shall have been commenced against




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any  thereof  (provided  that  proceedings  filed  against  Borrower  shall  not constitute Events of Default if (i) Bank shall have been notified promptly of such proceedings, (ii) such proceedings have been released within 60 days after being instituted, and (iii) no other default or Event of Default exists under any Loan Document at the time of such proceeding or thereafter); or if Borrower, or any Subsidiary shall admit in writing its inability, or be generally unable, to pay its debts as they become due or shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for Borrower, or any such Subsidiary or a substantial part of its assets, or Borrower, or any Subsidiary by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application, or proceeding or order for relief or the appointment of a custodian, receiver or any trustee for Borrower, or any such Subsidiary or any substantial part of any of its properties; or if any order, judgment, or decree is entered in any proceedings against Borrower, or any Subsidiary decreeing the dissolution or liquidation of Borrower, or any such Subsidiary; or

                  (f) Final Judgment. If a final judgment for the payment of money in excess of an aggregate of One Hundred Thousand and No/100 Dollars
($100,000.00) shall be rendered against Borrower, or any Subsidiary, and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed; or

                  (g)  Revocation  of  Consent  or  License.   If  any  consent,
approval, franchise, license or permit of any governmental agency or body necessary for the ownership of Borrower's assets or the operation of Borrower's business is cancelled, revoked or modified in a manner which materially adversely affects Borrower or its properties; or

                  (h) Enforceability of Loan Documents. If any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the Person executing the same in accordance with the respective terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective liens, security interest, rights, titles, interest, remedies, powers or privileges intended to be created thereby; or




                                      -51-




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                  (i) Impairment of Payment. If Bank in good faith believes that the prospect of payment or performance of all or any part of the Obligations or the value of any of the Collateral is impaired.

                                   ARTICLE IX

                               RIGHTS UPON DEFAULT

         Upon the occurrence of any Event of Default, Bank shall have and may exercise any or all of the rights set forth herein provided, however, Bank shall be under no duty or obligation to do so:

         9.01 Acceleration. To declare the indebtedness evidenced by the Notes and all other Obligations to be forthwith due and payable, whereupon the Notes and all other Obligations shall become forthwith due and payable, both as to principal and interest, without presentment, demand, protest or any other notice or grace period of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes or in such other Obligations to the contrary notwithstanding and, upon such acceleration, the unpaid principal balance and accrued interest upon the Notes shall from and after such date of acceleration bear interest at the Default Rate.

         9.02 Right of Set-off. To exercise its right of setoff as permitted under Section 2.06.

         9.03 Other Rights. To exercise such other rights as may be permitted under any of the Loan Documents.

         9.04 Uniform Commercial Code. To exercise from time to time any and all rights and remedies of a secured creditor under the UCC as in effect from time to time in the State of Florida and any and all rights and remedies available to it under any other applicable law.



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                                    ARTICLE X

                                  MISCELLANEOUS

         10.01 No Waiver; Cumulative Remedies. No failure or delay on the part of Bank in exercising any right, power or remedy hereunder, or under the Notes or the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder. The remedies herein and therein provided are cumulative and not exclusive of any remedies provided by law or in equity.

         10.02 Entire Agreement; Amendments, etc. Except as otherwise expressly provided, this Agreement and the other Loan Documents embody the entire Agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof. No amendment, modification, termination or waiver of any provision of this Agreement, the Notes or the other Loan Documents, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Bank and Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         10.03 Addresses for Notices, etc. All notices, requests, demands and other communications provided for hereunder shall be in writing (including telex, telecopier or telegraphic communications) and shall be sufficient if mailed, sent by overnight courier, telexed, telecopied, telegraphed or delivered to the applicable party at the address indicated below:

If to Borrower:               John Gleason
                              Chief Financial Officer
                              Kellstrom Industries, Inc.
                              14000 N.W. 4th Street
                              Sunrise, FL  33325
                              Facsimile:  954-545-0428



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



With a copy to:               Shawn Bayne, Esq.
                              Stearns Weaver Miller Weissler
                              Alhadeff & Sitterson, P.A.
                              200 East Broward Boulevard
                              Fort Lauderdale, Florida  33301
                              Facsimile:  954-462-9567

If to Bank:                   Donald Eachus
                              Barnett Bank, N.A., Broward County
                              888 N.W. 62nd Street
                              Fort Lauderdale, FL  33309
                              Facsimile:  954-928-1947

With a copy to:               Judith L. Keiser, Esq.
                              English, McCaughan & O'Bryan, P.A.
                              100 N.E. Third Avenue, Suite 1100
                              Fort Lauderdale, FL  33301
                              Facsimile:  954-763-2439

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to the delivery with the terms of this Section. Except as otherwise expressly provided in this Agreement, all such notices, requests, demands and other communications shall, when mailed, telexed, telecopied or telegraphed, be effective 4 days after being deposited in the mails (postage paid), sent over a telex or telecopier owned or operated by a party hereto (with an answer back response set forth on the sender's copy of the document in the case of a telex) or delivered to Borrower addressed as aforesaid or delivered to the other party at the address set forth above.

         10.04 Applicable Law. This Agreement, and each of the Loan Documents and transactions contemplated herein shall be governed by and interpreted in accordance with the laws of the State of Florida.

         10.05 Survival of Representations and Warranties. All representations, warranties, covenants and agreements contained herein or made in writing by Borrower



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in  connection  herewith  shall  survive  the  execution  and  delivery  of this
Agreement, the Notes and the other Loan Documents and be true and correct during the duration of the Loan.

         10.06 Time of the Essence. Time is of the essence of this Agreement, the Notes and the other Loan Documents.

         10.07 Headings. The headings in this Agreement are intended to be for convenience of reference only, and shall not define or limit the scope, extent or intent or otherwise affect the meaning of any portion hereof.

         10.08 Severability. In case any one or more of the provisions contained in this Agreement, the Notes or the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not affect any other provision of this Agreement, the Notes or the other Loan Documents, but this Agreement, the Notes and the other Loan Documents shall be construed as if such invalid or illegal or unenforceable provision had never been contained therein.

         10.09 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         10.10 Conflict. In the event any conflict arises between the terms of this Agreement and the terms of any other Loan Document, Bank shall have the option of selecting which conditions shall govern the loan relationship evidence by this Agreement and, if Bank does not so indicate, the terms of this Agreement shall govern in all instances of such conflict.

         10.11 Duration. The duration of this Agreement shall be for such period of time until the Loan and the Notes have been repaid in full, and all of the other Obligations have been paid to Bank in full.

         10.12 Expenses. Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to pay, and save Bank harmless against liability



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for the payment of, all  out-of-pocket  expenses arising in connection with this transaction (including attorneys' fees (whether incurred at trial, in any bankruptcy or appellate proceeding or otherwise) and the fees and commissions of collection agencies or other costs and penalties incurred by Bank in enforcing its rights under the Loan Documents or pursuant to law), all taxes, together in each case with interest and penalties, if any, which may be payable in respect of the execution, delivery and performance of this Agreement or the execution, delivery, and performance of the Notes issued under or pursuant to this Agreement (excepting only any tax on or measured by net income of Bank determined substantially in the same manner, other than the rate of tax, as net income is presently determined under the IRS Code), all costs incurred by Bank in connection with Hazardous Materials found on or affecting the Property or Borrower's operations; the reasonable legal fees and expenses (whether incurred at trial, in any bankruptcy or appellate proceeding or otherwise) or counsel to Bank in connection with the negotiation, preparation and enforcement of this Agreement, the Notes, the Security Agreement, or any of the other Loan Documents, or incurred by Bank in its efforts to enforce payment of Accounts, whether incurred through judicial proceedings or otherwise, and whether incurred at trial, in any bankruptcy or appellate proceeding or otherwise. Borrower either (a) agrees to pay all documentary stamp taxes due as a result of the closing of this transaction within the State of Florida, or (b) acknowledges that at its request the Loan is being closed and the Notes are being held by Bank outside of the State of Florida and that no Florida documentary stamp taxes are being paid by Bank on the Notes. Borrower agrees to indemnify and hold Bank harmless from the payment of all documentary stamp taxes, together with any penalties and interest thereon, if Bank, at any time or for any reason, is required to pay such taxes under the laws of the State of Florida. The obligations of Borrower under this Section 10.12 shall survive payment of the Notes. The obligations of Borrower hereunder do not affect Borrower's right to contest any tax after payment of the disputed amounts or establishment of adequate reserves, as applicable.

         10.13 Successors and Assigns. All covenants and agreements in this Agreement contained by or on behalf of either of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided, however, this clause shall not by itself authorize any delegation of duties by Borrower or any other assignment which may be prohibited by the terms and conditions of this Agreement, and provided further that the parties



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intend that this Agreement is solely for their benefit and no person not a party hereto shall have any rights or privileges under this Agreement whatsoever either as the third party beneficiary or otherwise.

         10.14 Cross Defaults. A Default under any Loan Document, including a default under this Agreement, shall be and constitute a Default under each and every Loan Document, including this Agreement.

         10.15 Non-Waiver. No delay, forbearance, or non-exercise by Bank in exercising any of its rights under this Agreement and no course of dealing between Bank and Borrower shall operate as a waiver of any rights of Bank unless Bank has expressly so waived said rights in a writing signed by it. Any such action shall not preclude Bank from thereafter exercising its rights as set forth in this Agreement.

         10.16 WAIVER OF TRIAL BY JURY. EACH OF BORROWER AND BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER BANK OR BORROWER OR ANY OTHER PERSON. THIS WAIVER OF TRIAL BY JURY BY BORROWER IS A MATERIAL INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT.



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         IN  WITNESS  WHEREOF,  each  of the  parties  hereto  has  caused  this
Agreement to be executed, sealed and delivered, as applicable, by their duly Authorized Representatives on the day and year first above written.

                                         Borrower:

                                         KELLSTROM INDUSTRIES, INC.

(CORPORATE SEAL)

                                         By:---------------------------
                                         Name:  John S. Gleason
                                         Title: Executive Vice President/Chief
                                                Financial Officer

ATTEST:

----------------------
Secretary

                                         Bank:

                                         BARNETT BANK, N.A.

                                         By: ----------------------------
                                             John J. Viadero, Vice President




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